EXHIBIT 10.10

THIRD MODIFICATION TO NOTE AND STOCK PLEDGE AGREEMENT

This Third Note Modification Agreement (hereinafter “Agreement”) is made and entered into this 24th day of June, 2003, by and between CRESCENT BANKING COMPANY, (hereinafter “Borrower”) and THE BANKERS BANK, a Georgia banking corporation (hereinafter “Lender”).

WITNESSETH:

WHEREAS, Borrower did execute and deliver to the Lender a Promissory Note (hereinafter “Note”), dated July 28, 1999 in the original principal amount of FOUR MILLION FIVE HUNDRED THOUSAND and NO/100 ($4,500,000.00) DOLLARS, with a maturity date of JULY 28, 2009; and

WHEREAS, Borrower did execute and deliver to the Lender a First Modification to the original Note and Loan and Stock Pledge Agreement dated May 18, 2000 extending the maturity date under the Note to September 1, 1999; and

WHEREAS, Borrower did execute and deliver to the Lender a Second Modification to the original Note and Stock Pledge Agreement dated November 9, 2001 reducing the Line of Credit availability under the Note, extending the maturity date under the Note to November 1, 2012, and modifying the existing covenants of the Loan and Stock Pledge Agreement;

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender do hereby agree as follows:

NOTE

The Note is hereby modified and amended as follows:

1.          The note amount will be increased to $4,600,000.00.

LOAN AND STOCK PLEDGE AGREEMENT

The Loan and Stock Pledge Agreement, First Modification, and Second Modification last saying are hereby modified and amended as follows:

1.	By deleting from the third page Section 4., Negative Covenants subsection (a) that reads “...shall not permit its Capital as of the end of fiscal quarter during the term of this Agreement to be less than $13,000,000.00.” and simultaneously substituting in lieu thereof: “...shall not permit its Capital as of the end of the fiscal quarter during the term of this Agreement to be less than $20,000,000.00.”

2.	By deleting from the third page Section 4., Negative Covenants subsection (b) that reads “...to be less than 7.50%.” and simultaneously substituting in lieu thereof: “...to be less than 7.00%.”

The Note, Loan and Stock Pledge Agreement, First Modification, Second Modification, and other Documents are hereby modified and amended to reflect the availability increase and addition to negative covenants. All other terms, conditions and warranties contained within the Note, Loan and Stock Pledge Agreement, First Modification, Second Modification, and other Documents executed in connection therewith shall remain in full force and effect in exact accordance with the terms thereof, except where modified.

The parties acknowledge and agree that this shall not constitute a novation of the obligations and liabilities of any of the documents executed in connection therewith or a release of any collateral or security therefore or a waiver of any rights or remedies of the Lender thereunder, such rights being specifically reserved by the Lender. Borrower hereby ratifies, confirms and acknowledges each warranty and obligation of the Borrower contained in the Note, Loan and Stock Pledge Agreement, First Modification, Second Modification, and other Documents, and in consideration of the extension of the draw period by the Lender, Borrower both for himself and his heirs, representatives and assigns, waives any defenses that he may have, whether known or unknown, to the enforcement by the Lender of all obligations of the Borrower contained in all the documents now in force or executed simultaneously herewith.

[THIS SPACE INTENTIONALLY LEFT BLANK]

This Agreement shall be construed, governed by and enforced in accordance with the laws of the State of Georgia.

This Agreement has been made and entered into the day and year first written above.

Signed, Sealed and delivered In our presence this 24th Day of June, 2003.	BORROWER: CRESCENT BANKING COMPANY
/s/	BY:	/s/ GARY E. REECE

Witness	NAME:	GARY E. REECE
/s/	TITLE:	EXECUTIVE VICE-PRESIDENT

Notary

Attest:	/s/ LELAND W. BRANTLEY, JR

Print Name:	Leland W. Brantley, Jr.
Print Title:	Chief Financial Officer

LENDER: THE BANKERS BANK
BY:	/s/ MICHELLE M. COLLINGS

NAME:	MICHELLE M. COLLINGS
TITLE:	COMMERCIAL BANKING OFFICER